The Growth Fund of America® Summary prospectus November 1, 2013

Class A	B	C	F-1	F-2	529-A	529-B	529-C
AGTHX	AGRBX	GFACX	GFAFX	GFFFX	CGFAX	CGFBX	CGFCX

529-E	529-F-1	R-1	R-2	R-3	R-4	R-5	R-6
CGFEX	CGFFX	RGAAX	RGABX	RGACX	RGAEX	RGAFX	RGAGX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at americanfunds.com/prospectus. You can also get this information at no cost by calling (800) 421-4225 or by sending an e-mail request to prospectus@americanfunds.com. The current prospectus and statement of additional information, dated November 1, 2013, are incorporated by reference into this summary prospectus.

Investment objective

The fund’s investment objective is to provide you with growth of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 28 of the prospectus and on page 54 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)

	Share classes
	A and 529-A	B and 529-B	C and 529-C	529-E	F-1, F-2 and 529-F-1	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	5.00%	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none
Maximum annual account fee (529 share classes only)	$10	$10	$10	$10	$10	N/A

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	B	C	F-1	F-2	529-A	529-B	529-C
Management fees	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%
Distribution and/or service (12b-1) fees	0.24	1.00	1.00	0.25	none	0.22	0.99	0.99
Other expenses	0.18	0.18	0.22	0.18	0.16	0.27	0.29	0.29
Total annual fund operating expenses	0.70	1.46	1.50	0.71	0.44	0.77	1.56	1.56

	529-E	529-F-1	R-1	R-2	R-3	R-4	R-5	R-6
Management fees	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%
Distribution and/or service (12b-1) fees	0.50	0.00	1.00	0.74	0.50	0.25	none	none
Other expenses	0.24	0.28	0.16	0.38[2]	0.20	0.15	0.11	0.06
Total annual fund operating expenses	1.02	0.56	1.44	1.40	0.98	0.68	0.39	0.34
[1]	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.
[2]	Estimated based on current fees.

The Growth Fund of America / Summary prospectus Page 1

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$642	$786	$ 942	$1,395
B	649	862	997	1,540
C	253	474	818	1,791
F-1	73	227	395	883
F-2	45	141	246	555
529-A	669	846	1,037	1,579
529-B	678	931	1,107	1,745
529-C	278	531	907	1,956
529-E	124	364	621	1,351
529-F-1	77	219	372	808
R-1	147	456	787	1,724
R-2	143	443	766	1,680
R-3	100	312	542	1,201
R-4	69	218	379	847
R-5	40	125	219	493
R-6	35	109	191	431

For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$149	$462	$797	$1,540
C	153	474	818	1,791
529-B	178	531	907	1,745
529-C	178	531	907	1,956

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 27% of the average value of its portfolio.

The Growth Fund of America / Summary prospectus Page 2

Principal investment strategies

The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The fund may invest a portion of its assets in securities of issuers domiciled outside the United States.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

The Growth Fund of America / Summary prospectus Page 3

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of market results. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

The Growth Fund of America / Summary prospectus Page 4

Average annual total returns For the periods ended December 31, 2012 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A − Before taxes	12/1/1973	13.62%	–0.12%	7.59%	13.20%
− After taxes on distributions		13.48	–0.25	7.32	N/A
− After taxes on distributions and sale of fund shares		9.04	–0.12	6.69	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
B	3/15/2000	14.61%	–0.09%	7.59%	2.50%
C	3/15/2001	18.58	0.29	7.38	3.94
F-1	3/15/2001	20.52	1.10	8.24	4.65
F-2	8/1/2008	20.85	N/A	N/A	4.07
529-A	2/15/2002	13.53	–0.16	7.55	4.96
529-B	2/15/2002	14.50	–0.18	7.46	4.88
529-C	2/15/2002	18.47	0.22	7.30	4.66
529-E	3/1/2002	20.15	0.74	7.86	5.09
529-F-1	9/16/2002	20.70	1.23	8.32	8.14
R-1	6/6/2002	19.67	0.33	7.40	5.63
R-2	5/21/2002	19.72	0.36	7.43	5.15
R-3	5/21/2002	20.19	0.79	7.90	5.61
R-4	5/28/2002	20.55	1.09	8.23	5.99
R-5	5/15/2002	20.92	1.39	8.55	6.11
R-6	5/1/2009	20.98	N/A	N/A	14.76

Index	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P 500 (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	15.99%	1.66%	7.10%	10.51%

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-favored arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

The Growth Fund of America / Summary prospectus Page 5

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Donnalisa Parks Barnum	12 years	Senior Vice President – Capital World Investors
Barry S. Crosthwaite Vice President	6 years	Senior Vice President – Capital Research Global Investors
J. Blair Frank	12 years	Senior Vice President – Capital Research Global Investors
Gregg E. Ireland Senior Vice President	9 years	Senior Vice President – Capital World Investors
Carl M. Kawaja	3 years	Senior Vice President – Capital World Investors
Michael T. Kerr Executive Vice President	15 years	Senior Vice President – Capital World Investors
Ronald B. Morrow	9 years	Senior Vice President – Capital World Investors
Donald D. O’Neal President and Trustee	20 years	Senior Vice President – Capital Research Global Investors
Martin Romo Vice President	3 years	Senior Vice President – Capital World Investors
James F. Rothenberg Vice Chairman of the Board	25 years	Director, Capital Research and Management Company
James Terrile	5 years	Senior Vice President – Capital Research Global Investors
Bradley J. Vogt Senior Vice President	5 years	Senior Vice President – Capital Research Global Investors
The Growth Fund of America / Summary prospectus Page 6

Purchase and sale of fund shares

The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

MFGEIPX-005-1113P Litho in USA CGD/RRD/8009	Investment Company File No. 811-00862

THE FUND PROVIDES A SPANISH TRANSLATION OF THE ABOVE SUMMARY PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE SUMMARY PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	PATRICK F. QUAN
PATRICK F. QUAN
SECRETARY